UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2020
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements of Certain Officers

On December 16, 2020, Nuverra Environmental Solutions, Inc. (the “Company”) entered into amendments to the existing employment agreements of Mr. Charles K. Thompson, the Company’s Chairman of the Board and Chief Executive Officer (the “Thompson Amendment”), and Mr. Eric Bauer, the Company’s Executive Vice President and Interim Chief Financial Officer (the “Bauer Amendment”).

Under the Thompson Amendment, the existing Employment Agreement dated as November 19, 2018 (as previously amended, the “Existing Thompson Agreement”) between the Company and Mr. Thompson was amended to (i) revise the definition of “Term of Employment” to specify December 31, 2021 as the last day of the Term of Employment, unless Mr. Thompson’s employment with the Company is terminated prior to such date in accordance with the terms of thereof; (ii) revise the definition of “Good Reason” to include the termination of Mr. Thompson’s employment at the end of the defined Term of Employment, without regard to any notice and cure provisions contained in such definition; and (iii) modify the amounts payable to Mr. Thompson upon termination of employment without Cause or for Good Reason to include, in addition to the other amounts and benefits set forth therein, a lump sum severance payment equal to the sum of 18 months base salary (increasing by an additional one-half month for each calendar month elapsed, up to a maximum of 24 months) plus 18 months of the Company’s COBRA premiums in effect on the date of termination (increasing by an additional one-half month for each calendar month elapsed, up to a maximum of 24 months), provided that for purposes of calculating the foregoing lump sum severance payment the annual base salary shall be the greater of $600,000 or Mr. Thompson’s actual annual base salary as in effect on the termination date. The Thompson Amendment also revised the Existing Thompson Agreement to provide for the issuance to Mr. Thompson, on or prior to June 30, 2021, of time-based restricted stock units (“TRSUs”) representing an aggregate of 65,823 shares of common stock and for the accelerated issuance and vesting of such TRSUs upon a termination of employment without Cause or for Good Reason.

Under the Bauer Amendment, the existing Employment Agreement dated as April 3, 2020 (the “Existing Bauer Agreement”) between the Company and Mr. Bauer was amended to modify the amounts payable to Mr. Bauer upon termination of employment without Cause or for Good Reason to include, in addition to the other amounts and benefits set forth therein, a lump sum severance payment equal to the sum of 12 months base salary (increasing by an additional one-half month for each calendar month elapsed, up to a maximum of 18 months) plus 12 months of the Company’s COBRA premiums in effect on the date of termination (increasing by an additional one-half month for each calendar month elapsed, up to a maximum of 18 months),

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Thompson Amendment, the Bauer Amendment, or their respective employment agreements (as previously amended and as amended thereby). The above description is qualified in its entirety by reference to the full text of the Existing Thompson Agreement and the Existing Bauer Agreement, and to the Thompson Amendment and the Bauer Amendment which are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Grants of Restricted Stock Units

On December 16, 2020, the Company granted TRSUs to its executive officers pursuant to the Nuverra Environmental Solutions, Inc. 2017 Long Term Incentive Plan (the “Plan”) and a Notice of Grant of Restricted Stock Units and Award Agreement (the “Grant Agreement”) entered into between the Company and each of the individual TRSU grantees. The Grant Agreements are subject to the terms and conditions of the Plan. The TRSUs granted to Mr. Thompson will represent, upon settlement, 86,076 shares of the Company’s common stock and are scheduled to vest in full on December 31, 2021. The TRSUs granted to Mr. Robert Y. Fox (the President and Chief Operating Officer of the Company), Mr. Bauer and Mr. Joseph M. Crabb (the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary) will represent, upon settlement, 84,388, 42,194, and 42,194 shares, respectively, of the Company’s common stock and are scheduled to vest one-half on December 31, 2021 and one-half on December 31, 2022. All TRSUs are subject to potential accelerated vesting in the event the executive’s employment is terminated without “Cause” or with “Good Reason” prior to scheduled vesting, as such terms are defined in the applicable executive’s employment agreement.

The foregoing description of the Plan and the Grant Agreements do not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Nuverra Environmental Solutions, Inc. 2017 Long Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to Nuverra’s Current Report on Form 8-K filed with the SEC on February 23,

2018) and the Form of Notice of Grant of Time-Based Restricted Stock Units and Award Agreement (incorporated herein by reference to Exhibit 10.3 to Nuverra’s Current Report on Form 8-K filed with the SEC on February 23, 2018).

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description

10.1	Amendment to Employment Agreement (Charles K. Thompson)

10.2	Amendment to Employment Agreement (Eric Bauer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Employment Agreement (Charles K. Thompson)

10.2	Amendment to Employment Agreement (Eric Bauer)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 17, 2020	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer